Exhibit 10.4

AMENDMENT NO. 9 TO CREDIT AGREEMENT AND AMENDMENT NO. 2 TO

GUARANTEE AND COLLATERAL AGREEMENT

This AMENDMENT NO. 9 TO CREDIT AGREEMENT AND AMENDMENT NO. 2 TO GUARANTEE AND COLLATERAL AGREEMENT (this “Amendment”), dated August 11, 2015 (the “Closing Date”) but effective as of June 30, 2015 (the “Amendment No. 9 Effective Date”), among USMD HOLDINGS, INC., a Delaware corporation “Holdings”), UROLOGY ASSOCIATES OF NORTH TEXAS, P.L.L.C., Texas professional limited liability company, USMD INC., a Texas corporation, IMPEL MANAGEMENT SERVICES, L.L.C., a Texas limited liability company, IMPEL CONSULTING EXPERTS, L.L.C., a Texas limited liability company, MAT-RX DEVELOPMENT, L.L.C., a Texas limited liability company, USMD OF ARLINGTON GP, L.L.C., a Texas limited liability company, US LITHOTRIPSY, L.P., a Texas limited partnership, USMD CANCER TREATMENT CENTERS, L.L.C., a Texas limited liability company, USMD CANCER TREATMENT CENTERS GP, L.L.C., Texas limited liability company, USMD PPM, LLC, a Texas limited liability company, USMD DIAGNOSTIC SERVICES, LLC, a Texas limited liability company, MAT-RX FORT WORTH GP, L.L.C., a Texas limited liability company, USMD ADMINISTRATIVE SERVICES, L.L.C., Texas limited liability company, USGP, LLC, a Texas limited liability company, LITHO GP, LLC, a Texas limited liability company, METRO I STONE MANAGEMENT, LTD., a Texas limited partnership, USMD AFFILIATED SERVICES, a Texas not for profit corporation, MEDICAL CLINIC OF NORTH TEXAS PLLC, a Texas professional limited liability company, and USMD CTC (MO), LLC, a Missouri limited liability company (individually a “Borrower” and collectively, the “Borrowers”), the undersigned Lenders (as defined below), and SOUTHWEST BANK, a Texas state bank, as administrative agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrowers, the lenders party thereto (the “Lenders”), and the Administrative Agent are parties to that certain Credit Agreement dated as of August 31, 2012, as amended by that certain Amendment No. 1 to Credit Agreement dated as of February 28, 2013, as further amended by that certain Amendment No. 2 to Credit Agreement dated as of September 13, 2013, as further amended by that certain Amendment No. 3 to Credit Agreement dated as of February 25, 2014, as further amended by that certain Waiver and Amendment No. 4 to Credit Agreement dated as of April 14, 2014, as further amended by that certain Amendment No. 5 to Credit Agreement dated as of September 23, 2014, as further amended by that certain Amendment No. 6 to Credit Agreement and Amendment No. 1 to Guarantee and Collateral Agreement, dated as of December 22, 2014, as further amended by that certain Amendment No. 7 to Credit Agreement, dated as of March 13, 2015, as further amended by that certain Amendment No. 8 to Credit Agreement dated as of April 29, 2015 (as so amended and as further amended hereby, the “Credit Agreement”).

(2) The Borrowers have requested that the Credit Agreement and the Guarantee and Collateral Agreement (as defined in the Credit Agreement) be amended in the manner provided for in this Amendment.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

SECTION 2. Amendment to Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 9 Effective Date, hereby amended as follows:

(a) As used in this Amendment, the following terms shall have the following meanings:

“Cash Collateral” has the meaning specified in the Credit Agreement (after giving effect to this Amendment).

“Collateral Account” has the meaning specified in the Credit Agreement (after giving effect to this Amendment).

(b) The following definition of “Cash Collateralize” is hereby added to Section 1.01 of the Credit Agreement in its correct alphabetical location:

“Cash Collateralize” means, to deposit into the Cash Collateral Account and pledge to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, as collateral for the Tranche A Term Loans and the other Secured Obligations, cash, funds or deposit account balances, pursuant to documentation in form and substance satisfactory to the Administrative Agent. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral.

(c) The definition of Collateral Account contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Collateral Account” means deposit account number 3679248 standing in the name of Holdings at Southwest Bank and all certificates, instruments and other documents evidencing such account, all cash, funds or other sums now or at any time hereafter on deposit in such deposit account, all cash, funds or other sums now due or to become due with respect to such deposit account and any and all renewals, extensions, replacements and proceeds thereof. The Collateral Account shall be under the sole dominion and control of the Administrative Agent, and neither Holdings nor any of the other Borrowers shall have any right to withdraw any funds or other property from the Collateral Account without the prior written consent of the Administrative Agent. The Collateral Account shall, at Administrative Agents’ and the Lenders’ sole option, be subject to a deposit account control agreement (blocked account) in form and substance acceptable to Administrative Agent and the Lenders. The Collateral Account will bear interest for the benefit of Borrowers at the fixed rate per annum rate of .55%. At any time and from time to time, the Borrowers may elect to apply funds in the Collateral Account to prepay the Tranche A Term Loans, in whole or in part, in accordance with Section 2.08 of the Credit Agreement.

(d) The definition of “Consolidated Senior Indebtedness” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated Senior Indebtedness” means, at any date, the Consolidated Total Indebtedness of the Borrowers minus an amount equal to the sum of (a) the outstanding principal amount of all Subordinated Debt and Convertible Notes on such date, and (b) the amount of Cash Collateral in the Collateral Account.

(e) The definition of “Revolving Commitment” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Commitment” means, as to any Lender, the obligation of such Lender, if any, to make Revolving Loans in an aggregate principal amount not to exceed the amount set forth under the heading “Revolving Commitment” opposite such Lender’s name on Schedule 1.01A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof; provided that the Revolving Commitment as to any Lender and the Total Revolving Commitments shall not exceed $2,500,000 until all of the Tranche A Term Loans shall have been fully Cash Collateralized.

(f) The definition of “Senior Leverage Ratio” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Senior Leverage Ratio” means, as at the last day of any period, the ratio of (a) Consolidated Senior Indebtedness (less the principal amount of the Tranche A Term Loans that are fully Cash Collateralized) on such day to (b) EBITDA for such period.

(g) The proviso at the end of Section 2.03(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“provided, however, if all outstanding principal of the Tranche A Term Loans is fully Cash Collateralized, installments of principal shall no longer be payable on the dates specified above; provided, further, that all outstanding principal of the Tranche A Term Loans shall be repaid by the Borrowers on the Maturity Date for the Tranche A Facility.”

(h) The following sentence is hereby added to the end of Section 2.05 of the Credit Agreement:

“Notwithstanding the foregoing, for all borrowings made under the Revolving Facility from and after the Closing Date, each Notice of Borrowing by the Borrower Representative shall be signed by any two (2) of the following officers of the Borrower Representative: (i) chief executive officer, (ii) president, (iii)

chief financial officer and (iv) chief accounting officer; provided, that in any event two (2) separate natural persons holding appropriate titles referenced above (as opposed to one person holding more than one of the above titles) shall sign such Notice of Borrowing on behalf of the Borrower Representative.

(i) Paragraph (b) of Section 2.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) The Tranche A Term Loans shall bear interest at a rate per annum equal to five percent (5%), provided that commencing on the first Business Day following the date that all of the Tranche A Term Loans are fully Cash Collateralized, the Tranche A Term Loans shall bear interest at a rate per annum equal to 1.8%.”

(j) The following Section 5.14 is hereby added to the Credit Agreement:

“Section 5.14. Collateral Account. The Borrowers shall cause (a) at all times after the Closing Date, the Tranche A Term Loans to be Cash Collateralized with Cash Collateral in an amount equal to 50% of the outstanding principal amount of the Tranche A Term Loans, and (b) at all times after the date that is sixty (60) days after the Closing Date, all of the Tranche A Term Loans to be fully Cash Collateralized.”

(k) Paragraph (c) in Section 6.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Capital Expenditures. Permit the aggregate Capital Expenditures of the Borrowers (a) during the Fiscal Year ending on December 31, 2015 to exceed $6,000,000, and (b) during the Fiscal Year ending on December 31, 2016, to exceed $4,500,000.”

(l) Section 6.01(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d) Senior Leverage Ratio. Permit the Senior Leverage Ratio as at the last day of any period of four consecutive Fiscal Quarters of the Borrowers ending during any test period set forth below to exceed the ratio set forth below opposite such test period:

Test Period	Senior Leverage Ratio
The period of Four Fiscal Quarters ending on September 30, 2015, and thereafter (with no test being performed for the period ending June 30, 2015)	1.00 to 1.00”

(m) Paragraph (c) of Section 7.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) any Borrower shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 5.04(a), Section 5.07(a), Section 5.13 or Article VI of this Agreement or Sections 6.05 and 6.08(b) of the Guarantee and Collateral Agreement; provided, however, that, not more than one time during any period of four Fiscal Quarters, if any Borrower shall default in the observance or performance of any agreement contained in Section 6.01(a) or Section 6.01(d), such default shall not be an Event of Default if (x) in the case of a default in the observance or performance of Section 6.01(a), the Fixed Charge Coverage Ratio is not less than 1.0 to 1.0, (y) in the case of a default in the observance or performance of Section 6.01(d), the Senior Leverage Ratio is not in excess of 1.25 to 1.0 for the period ending September 30, 2015 and for each period thereafter, and (z) the Borrowers are in full compliance with Section 6.01(a) and Section 6.01(d) (without giving effect to this paragraph (c)) as of the end of the Fiscal Quarter immediately following the Fiscal Quarter during which any such default occurred.”

(n) The following sentence is hereby added to the end of Section 7.03 of the Credit Agreement:

“Notwithstanding the foregoing, Cash Collateral shall be applied to the outstanding principal of the Tranche A Term Loans before it is applied against any other Secured Obligations.”

(o) Exhibit B (Form of Compliance Certificate) of the Credit Agreement is hereby amended and restated in its entirety in the form of Annex A hereto.

(p) Paragraph (a) of Section 6.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio as at the last day of any period of four consecutive Fiscal Quarters of the Borrowers ending during any test period set forth below to be less than the ratio set forth below opposite such test period:

Test Period	Fixed Charge Coverage Ratio
From and including December 31, 2012 through and including September 30, 2013	1.50 to 1.00

From and including October 1, 2013, through and including December 31, 2013	1.00 to 1.00

From and including January 1, 2014, through and including March 31, 2014	.35 to 1.00

From and including April 1, 2014, through and including March 31, 2015	1.25 to 1.00

Test Period	Fixed Charge Coverage Ratio

From and including April 1, 2015, through and including June 30, 2016	No tests under this subsection for periods between these dates

From and including July 1, 2016, through and including September 30, 2016, and thereafter	1.25 to 1.00

SECTION 3. Intentionally omitted.

SECTION 4. Amendment to Guarantee and Collateral Agreement. The definition of “Collateral Account” contained in Section 1.01(b) of the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as follows:

“Collateral Account” has the meaning specified in the Credit Agreement.

SECTION 5. Conditions of Effectiveness. This Amendment shall become effective when, and only when, on or before the Closing Date:

(a) Counterparts. The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Lenders and all of the Borrowers.

(b) Officers’ Certificate. The Administrative Agent shall have received a certificate of the Borrower Representative, on behalf of each Borrower, certifying (i) that resolutions of the board of directors, board of managers or other appropriate governing body of each Borrower, previously certified and delivered to the Administrative Agent, authorize the execution, delivery and performance by such Borrower of this Amendment and each of the other documents required to be executed by such Borrower hereunder and such resolutions are in full force and effect and have not been amended or modified, (ii) the officers of each Borrower (A) who are authorized to sign this Amendment and the other documents required hereby and to which such Borrower is a party and (B) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Amendment, the Credit Agreement and the other Loan Documents, (iii) specimen signatures of such authorized officers, and (iv) that the Organizational Documents of each Borrower most recently certified and delivered to the Administrative Agent, are in full force effect and have not been amended or modified. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower Representative.

(c) Amendment Fee. The Administrative Agent shall have received from the Borrowers, in immediately available funds, an amendment fee in the amount of $25,000. Once paid to the Administrative Agent, such amendment fee shall be fully earned and non-refundable.

(d) Cash Collateral. Holdings shall have deposited into the Collateral Account, in immediately available funds, Cash Collateral in the amount of at least $3,375,000.

(e) Blocked Account. The Administrative Agent shall have received a deposit account control agreement (blocked account) with respect to the Collateral Account in form and substance acceptable to Administrative Agent and Lenders.

(f) Fees and Expenses. The Administrative Agent shall have received evidence that the Borrowers shall have paid to the Administrative Agent all out-of-pocket fees and expenses of the Administrative Agent incurred in connection with this Amendment and the transactions contemplated hereby (including, to the extent invoiced, the out-of-pocket fees, disbursements and charges of counsel to the Administrative Agent).

(g) Other Documents. The Administrative Agent shall have received such other certificates, documents and agreements as the Administrative Agent may reasonably request.

SECTION 6. Representations and Warranties of the Borrowers. To induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Administrative Agent and all of the Lenders as of the date hereof that:

(a) Existence; etc. Each Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the preamble of this Amendment.

(b) No Legal Bar. Each Borrower has the power, authority, and legal right to execute, deliver and perform its obligations under this Amendment and each other document or instrument required to be executed and delivered by it hereunder. The execution, delivery and performance by each Borrower of this Amendment and each other document or instrument required to be executed and delivered by such Borrower hereunder have been duly authorized by all necessary organizational action and do not and will not (i) contravene or violate any of the Organizational Documents of such Borrower, (ii) violate any Requirement of Law, (iii) violate any Contractual Obligation binding on or affecting such Borrower or any of its assets, (iv) violate any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, Lien, security interest or other charge, encumbrance or preferential arrangement of any nature (other than pursuant to the Security Documents) upon or with respect to any of the properties now owned or hereafter acquired by such Borrower.

(c) Approvals. No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery and performance of this Amendment by any of the Borrowers.

(d) Enforceable Obligations. This Amendment has been duly executed and delivered by each Borrower. This Amendment constitutes a legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles.

(e) Security Documents. The Security Documents constitute valid and perfected security interests and liens in and to the Collateral covered thereby with the priority required thereunder and secure the payment and performance of the Secured Obligations, and all action required to perfect fully such security interests and liens has been taken and completed, and the execution, delivery and performance of this Amendment do not adversely affect any such security interests and liens or the perfection or priority thereof. This Amendment and the Guarantee and Collateral Agreement create a perfected, first priority security interest in the Collateral Account, free and clear of any and all Liens and encumbrances (except for Liens created pursuant to the Loan Documents).

(f) No Default. No Default or Event of Default has occurred and is continuing.

(g) Representations and Warranties. The representations and warranties made by each of the Borrowers in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties relate, by their terms, to a specific earlier date, in which case they shall be true and correct on and as of such earlier date).

SECTION 7. Cash Collateral Account. Each Borrower hereby grants to the Administrative Agent, for the benefit of the Secured Parties, as security for the Secured Obligations, a perfected, first priority security interest in the Collateral Account and all cash, deposits, funds and balances at any time and from time to time on deposit therein and all proceeds of the foregoing. If at any time the Administrative Agent reasonably determines that any funds held as Cash Collateral in the Collateral Account are subject to any right or claim of any Person other than the Administrative Agent or that the total amount of such funds is less than the amount required by Section 5.14 of the Credit Agreement (after giving effect to this Amendment), the Borrowers shall, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited as Cash Collateral in the Collateral Account, an amount equal to the excess of (x) such aggregate amount required by Section 5.14 of the Credit Agreement (after giving effect to this Amendment) over (y) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent determines to be free and clear of any such right and claim.

SECTION 8. RELEASE; COVENANT NOT TO SUE; ACKNOWLEDGMENT. (a) EACH BORROWER (COLLECTIVELY, THE “RELEASING PARTIES”) HEREBY ABSOLUTELY AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER, AND ANY AND ALL RELATED PARTIES OF ANY OF THE FOREGOING (EACH A “RELEASED PARTY”), FROM ANY AND ALL CLAIMS, DEMANDS OR CAUSES OF ACTION OF ANY KIND, NATURE OR DESCRIPTION RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH OR AS A RESULT OF ANY OF THE OBLIGATIONS, THE CREDIT AGREEMENT, THIS AMENDMENT, OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER ARISING IN LAW OR EQUITY OR UPON CONTRACT OR TORT OR UNDER ANY STATE OR FEDERAL LAW OR OTHERWISE, WHICH EACH RELEASING PARTY HAS HAD, NOW

HAS OR HAS MADE CLAIM TO HAVE AGAINST ANY RELEASED PARTY FOR OR BY REASON OF ANY ACT, OMISSION, MATTER, CAUSE OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF THIS AMENDMENT, WHETHER SUCH CLAIMS, DEMANDS AND CAUSES OF ACTION ARE MATURED OR UNMATURED OR KNOWN OR UNKNOWN. IT IS THE INTENTION OF EACH RELEASING PARTY IN PROVIDING THIS RELEASE THAT THE SAME SHALL BE EFFECTIVE AS A BAR TO EACH AND EVERY CLAIM, DEMAND AND CAUSE OF ACTION SPECIFIED. EACH RELEASING PARTY ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION AND AGREE THAT THIS INSTRUMENT SHALL BE AND REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS. EACH RELEASING PARTY UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT THE RELEASE SET FORTH ABOVE MAY BE PLEADED AS A FULL AND COMPLETE DEFENSE AND MAY BE USED AS A BASIS FOR AN INJUNCTION AGAINST ANY ACTION, SUIT OR OTHER PROCEEDING WHICH MAY BE INSTITUTED, PROSECUTED OR ATTEMPTED IN BREACH OF THE PROVISIONS OF SUCH RELEASE.

(b) EACH RELEASING PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, AND OTHER LEGAL REPRESENTATIVES, HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY, COVENANTS AND AGREES WITH AND IN FAVOR OF EACH RELEASED PARTY THAT IT WILL NOT SUE (AT LAW, IN EQUITY, IN ANY REGULATORY PROCEEDING OR OTHERWISE) ANY RELEASED PARTY ON THE BASIS OF ANY CLAIM, DEMAND OR CAUSE OF ACTION RELEASED, REMISED AND DISCHARGED BY SUCH RELEASING PARTY PURSUANT TO THE ABOVE RELEASE. IF ANY RELEASING PARTY OR ANY OF ITS SUCCESSORS, ASSIGNS OR OTHER LEGAL REPRESENTATIVES VIOLATES THE FOREGOING COVENANT, SUCH RELEASING PARTY, FOR ITSELF AND ITS SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES, AGREES TO PAY, IN ADDITION TO SUCH OTHER DAMAGES AS ANY RELEASED PARTY MAY SUSTAIN AS A RESULT OF SUCH VIOLATION, ALL ATTORNEYS’ FEES AND COSTS INCURRED BY SUCH RELEASED PARTY AS A RESULT OF SUCH VIOLATION.

(c) EACH RELEASING PARTY HEREBY ACKNOWLEDGES ITS STATUS AS A BORROWER AND AFFIRMS ITS OBLIGATIONS UNDER THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND EACH RELEASING PARTY REPRESENTS AND WARRANTS THAT THERE ARE NO LIABILITIES, CLAIMS, SUITS, DEBTS, LIENS, LOSSES, CAUSES OF ACTION, DEMANDS, RIGHTS, DAMAGES OR COSTS, OR EXPENSES OF ANY KIND, CHARACTER OR NATURE WHATSOEVER, KNOWN OR UNKNOWN, FIXED OR CONTINGENT, WHICH SUCH RELEASING PARTY MAY HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PARTY ARISING UNDER, IN CONNECTION WITH, AND/OR WITH RESPECT TO THE OBLIGATIONS, THE CREDIT AGREEMENT, THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND EACH RELEASING PARTY FURTHER ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, IT DOES NOT HAVE ANY COUNTERCLAIM, SET-OFF, OR DEFENSE AGAINST ANY OF THE RELEASED PARTIES, EACH OF WHICH SUCH RELEASING PARTY HEREBY EXPRESSLY WAIVES.

SECTION 9. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Guarantee and Collateral Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Guarantee and Collateral Agreement, and each reference in the other Loan Documents to “the Guarantee and Collateral Agreement”, “thereunder”, “thereof” or words of like import referring to the Guarantee and Collateral Agreement, shall mean and be a reference to the Guarantee and Collateral Agreement as amended hereby.

(c) Except as specifically amended or modified above, the Credit Agreement, the Guarantee and Collateral Agreement, and all other Loan Documents, are and shall continue to be in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed by each Borrower.

(d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(e) This Amendment is a Loan Document in all respects and for all purposes.

SECTION 10. Further Assurances. Each Borrower agrees that it shall, at such Borrower’s expense and upon the request of the Administrative Agent, duly execute and deliver, or cause to be duly executed and delivered, to the Administrative Agent such further documents and do and cause to be done such further acts as may be necessary or proper in the opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Amendment and each of the other Loan Documents.

SECTION 11. Costs and Expenses. The Borrowers jointly and severally agree to pay or reimburse the Administrative Agent on demand for all of its out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 12. Binding Agreement; Assignment. This Amendment shall be binding on the parties hereto and their respective successors and assigns; provided, however, that none of the Borrowers may assign or delegate any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender.

SECTION 13. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 14. Acknowledgment. Each Borrower hereby acknowledges that it has been advised by counsel in the negotiation, preparation, execution and delivery of this Amendment.

SECTION 15. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

SECTION 16. Time of the Essence. Time is of the essence of this Amendment and the other Loan Documents.

SECTION 17. Survival. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders or any closing will affect such representations and warranties or the right of the Administrative Agent or the Lenders to rely upon them.

SECTION 18. Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

SECTION 19. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date first above written.

ADMINISTRATIVE AGENT:

SOUTHWEST BANK,
a Texas state bank, as Administrative Agent

By:	/s/ Josh Burleson
Name:	Josh Burleson
Title:	Vice President

Signature Page

Amendment No. 9 to Credit Agreement

LENDER:

SOUTHWEST BANK,
a Texas state bank, as the sole Lender

By:	/s/ Josh Burleson
Name:	Josh Burleson
Title:	Vice President

Signature Page

Amendment No. 9 to Credit Agreement

BORROWERS:

USMD HOLDINGS, INC.

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

IMPEL MANAGEMENT SERVICES, L.L.C.

By:	USMD Holdings, Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

IMPEL CONSULTING EXPERTS, L.L.C.

By:	Impel Management Services, L.L.C., its sole member

By:	USMD Holdings, Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

Signature Page

Amendment No. 9 to Credit Agreement

USMD INC.

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

MAT-RX DEVELOPMENT, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

MAT-RX FORT WORTH GP, L.L.C.

By:	MAT-RX DEVELOPMENT, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

Signature Page

Amendment No. 9 to Credit Agreement

USMD OF ARLINGTON GP, L.L.C.

By:	MAT-RX DEVELOPMENT, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

USGP, LLC

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

US LITHOTRIPSY, L.P.

By:	USGP, LLC, its general partner

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

Signature Page

Amendment No. 9 to Credit Agreement

LITHO GP, LLC

By:	US Lithotripsy, L.P., its sole member

By:	USGP, LLC, its general partner

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

METRO I STONE MANAGEMENT, LTD.

By:	Litho GP, LLC, its general partner

By:	US Lithotripsy, L.P., its sole member

By:	USGP, LLC, its general partner

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

USMD ADMINISTRATIVE SERVICES, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

Signature Page

Amendment No. 9 to Credit Agreement

USMD DIAGNOSTIC SERVICES, LLC

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

USMD PPM, LLC

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

USMD CANCER TREATMENT CENTERS, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

Signature Page

Amendment No. 9 to Credit Agreement

USMD CANCER TREATMENT CENTERS GP, L.L.C.

By:	USMD Cancer Treatment Centers, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

USMD AFFILIATED SERVICES

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

MEDICAL CLINIC OF NORTH TEXAS PLLC

By:	USMD Affiliated Services, its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

Signature Page

Amendment No. 9 to Credit Agreement

UROLOGY ASSOCIATES OF NORTH TEXAS, P.L.L.C.

By: USMD Affiliated Services, its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

USMD CTC (MO), LLC, a Missouri limited liability company

By: USMD Cancer Treatment Centers, L.L.C., its sole member

By: USMD Inc., its sole member

By:	/s/ Michael Dooley
Name:	Michael Dooley
Title:	Chief Accounting Officer

Signature Page

Amendment No. 9 to Credit Agreement

ANNEX A

FORM OF COMPLIANCE CERTIFICATE

To:	Southwest Bank,

as Administrative Agent,

and the Lenders Parties to the

Credit Agreement Referred to Below

This Compliance Certificate is furnished pursuant to that certain Credit Agreement dated as of August 31, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among USMD Holdings, Inc., a Delaware corporation, the other Borrowers party thereto, the Lenders party thereto and Southwest Bank, as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

The undersigned hereby certifies, on its behalf and on behalf of the Borrowers, that:

1. I am the duly elected                      of the Borrower Representative.

2. I have reviewed and am familiar with the contents of this Certificate.

3. I have reviewed the terms of the Credit Agreement and the other Loan Documents and have made, or have caused to be made under my supervision, a detailed review of the transactions and condition of each Borrower during the accounting period covered by the financial statements attached hereto as Attachment 1 that are delivered on the date hereof pursuant to Section 5.01 of the Credit Agreement (the “Financial Statements”). [Except as set forth below], [s]uch review did not disclose, and I have no knowledge of (i) the existence of any condition or event that constitutes a Default or Event of Default during or at the end of the accounting period covered by the Financial Statements or as of the date of this Certificate or (ii) any change in GAAP or in the application thereof that has occurred since the date of the audited financial statements referred to in Section 4.01(b) of the Credit Agreement. To the best of my knowledge, each Borrower during the period covered by the Financial Statements has observed or performed all of its covenants and other agreements, and satisfied every condition contained in the Credit Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it.

5. Attached hereto as Attachment 2 are the financial data and computations showing (in reasonable detail) compliance by the Borrowers with the covenants set forth in Sections 6.01, 6.02(e), 6.02(h), 6.02(i), 6.05(e), 6.06(b), 6.06(c)(i), 6.08(h), and 6.08(j) of the Credit Agreement, all of which financial data and computations are true, complete and correct.

6. Attached hereto as Attachment 3 is (i) a description of any change in the jurisdiction of organization or the name of any Borrower, (ii) a list of all Intellectual Property acquired by any Borrower, (iii) a list of all real property (including material leasehold interests) acquired by any Borrower, and (iv) a description of each Person that has become a Wholly Owned Subsidiary of Holdings, in each case since the most recent Compliance Certificate was delivered (or in the case of the first Compliance Certificate so delivered, since the Closing Date).

Annex A-1

Amendment No. 9 to Credit Agreement

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the (i) nature of the condition or event, the period during which it has existed and the action that the Borrowers have taken, are taking, or propose to take with respect to each such condition or event or (ii) the change in GAAP or the application thereof and the effect of such change on the attached financial statements:

The foregoing certifications, together with the computations set forth in Attachment 2 and the Financial Statements delivered with this Certificate in support hereof, are made and delivered this         day of         , 201    .

USMD HOLDINGS, INC., as
Borrower Representative

By:
Name:
Title:

Annex A-2

Amendment No. 9 to Credit Agreement

Attachment 1

to Compliance Certificate

Financial Statements

Annex A-3

Amendment No. 9 to Credit Agreement

Attachment 2

to Compliance Certificate

For the Calendar Month/Fiscal Year ended             ,              (“Statement Date”)

Compliance with

Provisions of Section 6.01(a) of the Credit Agreement1

I. Minimum Fixed Charge Coverage Ratio.

A. EBITDA:
Net Income for the twelve-month period ending on the Statement Date (the “Subject Period”)	$	[__________	]
Plus (without duplication and to the extent reflected as a charge in the statement of such Net Income for the Subject Period):
Tax expense	$	[__________	]
Interest Expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans)	$	[__________	]
Depreciation and amortization expense	$	[__________	]
Amortization of intangibles (including, but not limited to, goodwill)	$	[__________	]

Any extraordinary, unusual or non-recurring non-cash expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Net Income for such period, non-cash losses on sales of assets outside of the ordinary course of business)

	$	[__________	]
Any other non-cash charges	$	[__________	]
Retention that has accrued and not been paid	$	[__________	]
Accrued and unpaid executive compensation under the Deferred Executive Compensation Plan	$	[__________	]
Minus (to the extent included in the statement of such Net Income for the Subject Period):

Any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Net Income for the Subject Period, gains on the sales of assets outside of the ordinary course of business)

	$	[__________	]
Any other non-cash income	$	[__________	]
All Retention Payments paid in cash	$	[__________	]

[1]	To be determined as of the end of each Fiscal Quarter and each Fiscal Year.

Annex A-4

Amendment No. 9 to Credit Agreement

All cash payments made pursuant to the Deferred Executive Compensation Plan	$	[__________	]
EBITDA for Subject Period	$	[__________	]
B. Fixed Charges:
Sum of (without duplication):
Interest Expense for the Subject Period	$	[__________	]

Scheduled payments during the Subject Period on account of principal of Indebtedness (other than Subordinated Debt) of the Borrowers or any of them (including scheduled principal payments in respect of the Term Loans, but excluding (i) any scheduled payment of principal in respect of Indebtedness of the CTC Entities, the Hospital Entities, or the Lithotripsy Entities, unless such payment is made by a Borrower), and (ii) the payment or prepayment of the Tranche C Term Loans required by Section 5 of the Amendment No. 4)

	$ $	[__________ [__________	] ]
Scheduled payments during the Subject Period on account of principal of Subordinated Debt that are paid in cash
Fixed Charges for the Subject Period	$	[__________	]
C. Fixed Charge Coverage Ratio:

1. All cash dividends and cash distributions, and all redemptions and repurchases of Equity Interests in cash, by any Borrower during the Subject Period (other than (x) dividends or distributions made to a Borrower and (y) the Deferred Comp Change of Control Payments)

	$	[__________	]
2. All cash taxes paid by the Borrowers during the Subject Period	$	[__________	]

3. Aggregate amount actually paid by the Borrowers during the Subject Period on account of Capital Expenditures (excluding (i) the principal amount of Indebtedness (other than the Loans) incurred in connection with such expenditures but including payments of principal in respect of any such Indebtedness, (ii) any such expenditures financed with the proceeds of any Reinvestment Deferred Amount, and (iii) the aggregate amount of Capital Expenditures financed with proceeds of any Revolving Loans, up to a maximum aggregate amount of $1,5000,000 in any Fiscal Year starting with Fiscal Year 2015)

	$	[__________	]
4. Line C.1 plus Line C.2 plus Line C.3	$	[__________	]
5. EBITDA minus Line C.4	$	[__________	]
6. Fixed Charges	$	[__________	]

Annex A-5

Amendment No. 9 to Credit Agreement

7. Fixed Charge Coverage Ratio (Line C.5 to C.6)	[_____:___	]
8. Fixed Charge Coverage Ratio must be greater than or equal to	_____ : 1.00
9. The Borrowers are in compliance (circle yes or no)	yes/no

Annex A-6

Amendment No. 9 to Credit Agreement

Compliance with

Provisions of Section 6.01(c) of the Credit Agreement2

II. Capital Expenditures.

1. Capital Expenditures of the Borrowers for the Fiscal Year ending December 31, 20 .	$	[__________	]
2. Capital Expenditures must not exceed		$[6,000,000 for FYE 2015; $4,500,000 for FYE 2016]
3. The Borrowers are in compliance (circle yes or no)		yes/no

[2]	To be determined as of the end of each Fiscal Year.

Annex A-7

Amendment No. 9 to Credit Agreement

Compliance with

Provisions of Section 6.01(d) of the Credit Agreement3

III. Maximum Senior Leverage Ratio.

A. Consolidated Total Indebtedness at Statement Date	$	[__________	]
B. Outstanding principal of Subordinated Debt at Statement Date	$	[__________	]
C. Outstanding principal of Convertible Notes at Statement Date	$	[__________	]
D. Amount of Cash Collateral in the Collateral Account	$	[__________	]
E. Consolidated Senior Indebtedness (Line II.A minus the sum of Lines II.B, II.C and II.D)	$	[__________	]
F. EBITDA for the Subject Period (from I.A of this Attachment 2)	$	[__________	]
G. Senior Leverage Ratio (ratio of Line II.E [less the principal amount of the Tranche A Term Loans that are fully Cash Collateralized] to Line II.F)		____ : 1.00
H. Senior Leverage Ratio must be less than or equal to		1.00 : 1.00
I. The Borrowers are in compliance (circle yes or no)		yes/no

[3]	To be determined as of the end of each Fiscal Quarter and each Fiscal Year.

Annex A-8

Amendment No. 9 to Credit Agreement

Compliance with provisions of Sections 6.02(c), 6.02(e)

6.02(h), 6.02(i), 6.05(e), 6.06(b), 6.06(c)(i), 6.08(h), and 6.08(j) of the Credit Agreement4

1. Section 6.02(c)

A. Guarantee Obligations incurred by the Borrowers (i) in respect of any Indebtedness of any of the Borrowers otherwise permitted by this Section 6.02, (ii) with respect to all of the Lithotripsy Entities, in an aggregate amount, for all such entities, not to exceed at any time outstanding $2,000,000 in excess of the amounts then owing under the guarantees of existing Indebtedness by Lithotripsy Entities identified on Schedule 6.02(d), shall reduce as such guaranteed Indebtedness is paid or reduced [and not thereafter increase after such reduction] and shall in no event exceed $115,495), (ii) with respect to the CTC Entities, in an aggregate amount, for all such entities, not to exceed at any time outstanding $2,000,000 in excess of the amounts then owing under the guarantee of existing Indebtedness by CTC Entities identified on Schedule 6.02(d) to the Credit Agreement (provided that, for purposes of the calculations under this Section 6.02(c), the amounts used as the amounts then owing under the guarantee of existing Indebtedness by CTC Entities identified on Schedule 6.02(d), shall reduce as such guaranteed Indebtedness is paid or reduced [and not thereafter increase after such reduction] and shall in no event exceed $1,086,715), and (iii) with respect to the Hospital Entities, in an aggregate amount, for all such entities, not to exceed at any time outstanding $3,000,000 in excess of the amounts then owing under the guarantees of existing Indebtedness by Hospital Entities identified on Schedule 6.02(d) to the Credit Agreement (provided that, for purposes of the calculations under this Section 6.02(c), the amounts used as the amounts then owing under the guarantees of existing Indebtedness by Hospital Entities identified on Schedule 6.02(d), shall reduce as such guaranteed Indebtedness is paid or reduced [and not thereafter increase after such reduction] and shall in no event exceed the portion of the Indebtedness guaranteed by Hospital Entities under Schedule 6.02(d), paragraphs 1 and 2)

	$	[__________	]
B. Lithotripsy Entities	$	[__________	]
C. Hospital Entities	$	[__________	]
D. CTC Entities	$	[__________	]
E. The Borrowers are in compliance (circle yes or no)		yes/no

[4]	To be determined as of the end of each calendar month (except for Section 6.05(e)).

Annex A-9

Amendment No. 9 to Credit Agreement

2. Section 6.02(e)

A. Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 6.03(g) in an aggregate principal amount not to exceed $3,000,000 at any one time outstanding

	$	[__________	]
B. The Borrowers are in compliance (circle yes or no)		yes/no
3. Section 6.02(h)
A. Additional unsecured Indebtedness of the Borrowers in an aggregate principal amount not to exceed $500,000	$	[__________	]
B. The Borrowers are in compliance (circle yes or no)		yes/no
4. Section 6.02(i)

C. Guarantee Obligations and/or obligations as a co-obligor with respect to Indebtedness incurred by physicians in the ordinary course of business in connection with the commencement of their employment with a Borrower or any Affiliate of a Borrower, provided that such Guarantee Obligations shall not exceed $3,000,000 in the aggregate at any time outstanding

	$	[__________	]
D. The Borrowers are in compliance (circle yes or no)		yes/no
5. Section 6.05(e)

A. Disposition of other property (other than Equity Interests) having a fair market value not to exceed $500,000 in the aggregate for any Fiscal Year, provided that MX Centros de Cancer, de R.L., de C.V., Willowbrook Cancer Treatment Center, LLC, and Millennium Lithotripsy, LP may be dissolved

	$	[__________	][5]
B. The Borrowers are in compliance (circle yes or no)		yes/no
6. Section 6.06(b)

A. Restricted Payments by the Borrowers to Holdings to permit Holdings to purchase Holdings’ common stock or common stock options from present or former officers or employees of any Borrower upon the death, disability or termination of employment of such officer or employee, provided, that the aggregate amount of payments under this clause after the Closing Date (net of any proceeds received by Holdings after the Closing Date in connection with resales of any common stock or common stock options so purchased) shall not exceed $250,000

	$	[__________	]

[5]	For the Compliance Certificate delivered with the financial statements required by Section 5.01(a), insert actual amount for the Fiscal Year most recently ended.

Annex A-10

Amendment No. 9 to Credit Agreement

B. The Borrowers are in compliance (circle yes or no)		yes/no
7. Section 6.06(c)(i)
A. Scheduled payments of principal and interest on Subordinated Debt to Dr. House and Dr. Thompson (and their permitted successors and assigns) made during the Subject Period	$	[__________	]
B. Scheduled payments of principal and interest on the Convertible Notes made during the Subject Period	$	[__________	]
C. The Borrowers are in compliance (circle yes or no)		yes/no
8. Section 6.08(h)

A. Investments after the Closing Date by the Borrowers in Subsidiaries that are not Wholly Owned Subsidiaries, provided that the aggregate amount (valued at cost) of such Investments made after the Closing Date shall not exceed $1,000,000 per Fiscal Year

	$	[__________	][6]
B. The Borrowers are in compliance (circle yes or no)		yes/no
9. Section 6.08(j)

A. The total cash and non-cash consideration for Acquisitions pursuant to Section 6.08(j) shall not exceed during any Fiscal Year (1) in the case of cash consideration, $1,000,000, and (2) in the case of non-cash consideration, $5,000,000; provided that the non-cash consideration paid by or on behalf of any Borrower in connection with any Acquisition shall be limited to Equity Interests in Holdings

B. Total cash consideration	$	[__________	][7]
C. Total non-cash consideration	$	[__________	][8]
D. The Borrowers are in compliance (circle yes or no)		yes/no

[6]	For the Compliance Certificate delivered with the financial statements required by Section 5.01(a), insert actual amount for the Fiscal Year most recently ended. Otherwise, insert the year to date amount as of the last day of the Fiscal Quarter most recently ended.
[7]	For the Compliance Certificate delivered with the financial statements required by Section 5.01(a), insert actual amount for the Fiscal Year most recently ended. Otherwise, insert the year to date amount as of the last day of the Fiscal Quarter most recently ended.
[8]	For the Compliance Certificate delivered with the financial statements required by Section 5.01(a), insert actual amount for the Fiscal Year most recently ended. Otherwise, insert the year to date amount as of the last day of the Fiscal Quarter most recently ended.

Annex A-11

Amendment No. 9 to Credit Agreement

Attachment 3

to Compliance Certificate

Description of Change in

Jurisdiction of Organization, Name, any Intellectual Property Acquired, Etc.

Annex A-12

Amendment No. 9 to Credit Agreement